UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 16, 2010

CONCEPTUS, INC.

(Exact name of registrant as specified in charter)

Delaware	000-27596	94-3170244
(State or other jurisdiction of	(Commission file number)	(I.R.S. employer
incorporation or organization)		identification no.)

331 East Evelyn Avenue
Mountain View, CA 94041

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (650) 962-4000

Check the appropriate box below if the form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers.

(1) At the 2010 Annual Meeting of Stockholders of the Company (the “Annual Meeting”), stockholders of the Company approved the Conceptus, Inc. 2010 Equity Incentive Award Plan (the “2010 Plan”) and the reservation of an aggregate of 3,000,000 shares of Common Stock for issuance pursuant to the 2010 Plan. The 2010 Plan replaces the Company’s Twelfth Amended and Restated 2001 Equity Incentive Plan (the “Prior Plan”) and the Company’s Amended and Restated 2002 Non-Qualified Stock Option Plan (the “Non-Qualified Plan”), which were scheduled to terminate pursuant to their terms on March 21, 2011 and August 8, 2012, respectively, and shares remaining in such plans will be added to the shares reserved for issuance under the 2010 Plan.

(2) At the Annual Meeting, stockholders of the Company approved the Fifth Amendment to the 1995 Employee Stock Purchase Plan (the “Purchase Plan”), which provides employees with the opportunity to purchase Common Stock through accumulated payroll deductions.  The Purchase Plan Amendment increases the number of the shares of Common Stock reserved for issuance thereunder by 200,000 shares, effective July 1, 2010.

Item 5.07.              Submission of Matters to a Vote of Security Holders.

At the Company’s Annual Meeting of Stockholders on June 14, 2010, (1) three directors were elected to serve for three-year terms on the Board, (2) the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year 2010 was ratified, (3) the 2010 Equity Incentive Award Plan was approved, and (4) the Fifth Amendment to the 1995 Employee Stock Purchase Plan was approved.

Shares were voted on these proposals as follows:

			For	Withheld	Broker Non-votes
1.		Election of Directors
	a.	Mark M. Sieczkarek	25,262,197	181,475	3,294,252
	b.	John L. Bishop	25,245,646	198,026	3,294,252
	c.	Thomas F. Bonadio	25,261,959	181,713	3,294,252

		For	Against	Abstain	Broker Non-votes
2.	Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for 2010	28,653,079	75,044	9,801	0
3.	Approval of the 2010 Equity Incentive Award Plan	18,451,024	6,963,071	29,577	3,294,252
4.	Approval of the Fifth Amendment to the 1995 Employee Stock Purchase Plan	25,340,358	89,867	13,447	3,294,252

Item 9.01.              Financial Statements and Exhibits.

(d) Exhibits

10.1	2010 Equity Incentive Award Plan

10.2	Fifth Amendment to 1995 Employee Stock Purchase Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCEPTUS, INC.
(Registrant)

	By:	/s/ Gregory E. Lichtwardt
Gregory E. Lichtwardt
Executive Vice President, Treasurer
and Chief Financial Officer

Dated: June 16, 2010